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                                                                     EXHIBIT 10

                               ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-66343 for Hartford Life Insurance Company Separate Account Two on Form N-4.


Hartford, Connecticut                   /s/ Arthur Andersen LLP
April 12, 1999